                                                                   Exhibit 10.15

                 SECOND AMENDMENT AND REAFFIRMATION OF GUARANTY
                         (SoftBank Capital Partners LP)

         THIS SECOND AMENDMENT AND REAFFIRMATION OF GUARANTY (this "Amendment") is made and executed as of the 7th day of January, 2005, by SOFTBANK CAPITAL PARTNERS LP (the "Guarantor"), and SILICON VALLEY BANK, a California chartered bank, its successors and assigns (the "Bank").

                                    RECITALS

         WHEREAS, the Bank has agreed to make a certain committed revolving line of credit (the "Loan") in the maximum outstanding principal amount of Twelve Million Dollars ($12,000,000) to ODIMO INCORPORATED., a corporation organized and in good standing in the State of Delaware, ASHFORD.COM, INC., a corporation organized and in good standing in the State Delaware and D.I.A. MARKETING, INC., a corporation organized and in good standing in the State of Florida (individually and collectively, the "Borrower"), pursuant to that certain Loan and Security Agreement dated July 31, 2004 by and between the Borrower and the Bank (as amended restated, modified, substituted, extended and renewed from time to time, the "Loan Agreement");

         WHEREAS, the Borrower has requested and the Bank has agreed, among other amendments, to increase the maximum outstanding principal amount of the Loan for the period of January through August of each year from Seven Million Dollars ($7,000,000) to Ten Million Dollars ($10,000,000) in accordance with the terms of that certain Second Loan Modification Agreement of even date herewith, by and between Bank and Borrower (the "Second Amendment") and that certain Second Amended and Restated Revolving Promissory Note dated of even date herewith, from Borrower in favor of the Lender (the "Second Amended and Restated Promissory Note")

         WHEREAS, in connection with the Loan, the Guarantor executed and delivered to Bank its Unconditional Guaranty dated July 31, 2004 from the Guarantor in favor of the Bank (as amended, restated, modified, substituted, extended and renewed from time to time, the "Guaranty");

         WHEREAS, the Bank is not willing to increase the Loan, or make other amendments to the Loan Agreement unless the Guarantor unconditionally reaffirms its joint and several obligations under the Guaranty and consents to such amendments; and

         WHEREAS, the Guarantor will benefit directly from the Bank's agreement to increase the Loan.

                                    AGREEMENT

         NOW THEREFORE, as an inducement for the Bank to increase the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

         1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Guaranty.

         2. The Recitals set forth hereinabove are hereby incorporated by this reference with the same force and effect as it fully set forth herein.

         3. Guarantor has requested and Bank has agreed to amend the Guaranty as provided in this Amendment as follows:

                  (i) Section 10(d) and (e) of the Guaranty are hereby amended and restated in their entirety as follows:

                           10. The Guarantor will do all of the following:

                                    d) Deliver to Bank: (i) as soon as
                  available, but no later than thirty (30) days after the last day of each calendar month, a compliance certificate signed by a Responsible Officer in the form of Exhibit A, (ii) as soon as available, but no later than thirty (30) days after the last day of each calendar month, Guarantor prepared unaudited monthly financial statements and (iii) as soon as available, but no later than one hundred twenty (120) days after the end of Guarantor's fiscal year, Guarantor prepared unaudited financial statements prepared under generally accepted accounting principles, consistently applied.

                                    e) Maintain as of the last day of each
                  month, on a consolidated basis with SOFTBANK Capital Advisors Fund LP and SOFTBANK Capital Partners LP (collectively with the Guarantor, the "SOFTBANK Guarantors"), a minimum of Twenty-Four Million Dollars ($24,000,000) of unrestricted cash plus callable capital, net of all Contingent Liabilities (as defined in the Agreement) of the SOFTBANK Guarantors.

         4. EXHIBIT A (Compliance Certificate), to the Guaranty is hereby replaced in its entirety with EXHIBIT A attached hereto.

         5. The Guarantor acknowledges and agrees that pursuant to the Second Amendment and that certain Second Amended and Restated Promissory Note the maximum outstanding principal amount of the Loan for the period of January through August of each year shall increase from Seven Million Dollars ($7,000,000) to Ten Million Dollars ($10,000,000) and hereby consents to such extension. The Guarantor does hereby unconditionally reaffirm all of its obligations to the Bank under the Guaranty including, without limitation, the payment and performance of the guaranteed obligations as set forth in the Guaranty.

         6. The Guarantor certifies that the representations and warranties contained in its Guaranty remain true, correct and complete in all material respects as of the date hereof with the same force and effect as if made on the date hereof and that it has no offsets, counterclaims or defenses to any of its obligations under the Guaranty as modifies hereby.

         7. Except as modified hereby, the Guaranty remains unmodified and in full force and effect.

         IN WITNESS WHEREOF, the undersigned Guarantor has executed and delivered this Amendment as of the day and year first hereinabove written.


                                     GUARANTOR:

                                     SOFTBANK CAPITAL PARTNERS LP

                                     By: SOFTBANK CAPITAL PARTNERS LLC, its
                                         sole General Partner


                                         By: /s/ Steven J. Murray
                                             -----------------------------------
                                             Name: Steven J. Murray
                                             Title: Administrative Member



                                     BANK:

                                     SILICON VALLEY BANK


                                     By: /s/ Dale Kirkland
                                         ---------------------------------------
                                     Name: Dale Kirkland
                                     Title: Senior Vice President

                                    EXHIBIT A
                             COMPLIANCE CERTIFICATE


TO:               SILICON VALLEY BANK
                  3003 Tasman Drive
                  Santa Clara, CA 95054

FROM:             SOFTBANK CAPITAL PARTNERS LP
                  SOFTBANK CAPITAL LP
                  SOFTBANK CAPITAL ADVISORS FUND LP
                  53 State Street
                  Boston, MA  02109

         Re: Unconditional Guaranties made in favor of Silicon Valley Bank ("Bank") in connection with Bank's loans to ODIMO, INC., ASHFORD.COM, INC., and D.I.A. MARKETING, INC. (collectively, "Borrower")

         The undersigned manager (the "Officer") of SOFTBANK Capital Partners LLC (the "Company"), as the sole General Partner of each of SOFTBANK Capital Partners LP, SOFTBANK Capital LP and SOFTBANK Capital Advisors Fund LP (collectively, "Guarantors"), certifies that under the terms and conditions of each Unconditional Guaranty made by Guarantor in favor of Bank (each, a "Guaranty"), (i) Guarantors are in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in each Guaranty are true and correct on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested by Borrower at any time or date of determination that any Guarantor is not in compliance with any of the terms of any Guaranty, and that compliance is determined not just at the date this certificate is delivered.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.


Reporting Covenant                                            Required                   Complies
------------------                                            --------                   --------

All Guarantors:
         Monthly CC                                           Monthly within 30 days    Yes       No
         Monthly Financial Statements with CC                 Monthly within 30 days    Yes       No

SOFTBANK Capital Partner LP only:
         Audited Financial Statements with CC                 Annually within 120 days  Yes       No

SOFTBANK Capital LP and SOFTBANK Capital
  Advisors Fund LP only:
Company Prepared Financial Statements with CC                 Annually within 120 days  Yes       No



Financial Covenant                                            Required           Actual           Complies
------------------                                            --------           ------           --------

Maintain on a consolidated basis, measured on the
last day of each month:
  Minimum unrestricted cash and callable capital,
  net of contingent liabilities (see breakdown below)         $24,000,000       $__________      Yes     No

(1) Unrestricted Cash:                  $___________
(2) Callable Capital:                   $___________
(3) Contingent Liabilities:             $___________
(4) Item #1 plus #2, minus #3:          $___________




COMMENTS REGARDING EXCEPTIONS: See Attached.                         BANK USE ONLY


                                                                     Received by:
                                                                     --------------------------------------
Sincerely,                                                                         AUTHORIZED SIGNER


                                                                     Date:
                                                                     --------------------------------------
-------------------------------------
SIGNATURE                                                            Verified:
                                                                     --------------------------------------
                                                                                   AUTHORIZED SIGNER

-------------------------------------
TITLE

                                                                     Date:
                                                                     -------------------------------------

-------------------------------------                                Compliance Status:         Yes     No
DATE



                 SECOND AMENDMENT AND REAFFIRMATION OF GUARANTY
                           (SoftBank Capital Advisors)

         THIS SECOND AMENDMENT AND REAFFIRMATION OF GUARANTY (this "Amendment") is made and executed as of the 7th day of January, 2005, by SOFTBANK CAPITAL ADVISORS FUND LP (the "Guarantor"), and SILICON VALLEY BANK, a California chartered bank, its successors and assigns (the "Bank").

                                    RECITALS

         WHEREAS, the Bank has agreed to make a certain committed revolving line of credit (the "Loan") in the maximum outstanding principal amount of Twelve Million Dollars ($12,000,000) to ODIMO INCORPORATED., a corporation organized and in good standing in the State of Delaware, ASHFORD.COM, INC., a corporation organized and in good standing in the State Delaware and D.I.A. MARKETING, INC., a corporation organized and in good standing in the State of Florida (individually and collectively, the "Borrower"), pursuant to that certain Loan and Security Agreement dated July 31, 2004 by and between the Borrower and the Bank (as amended restated, modified, substituted, extended and renewed from time to time, the "Loan Agreement");

         WHEREAS, the Borrower has requested and the Bank has agreed, among other amendments, to increase the maximum outstanding principal amount of the Loan for the period of January through August of each year from Seven Million Dollars ($7,000,000) to Ten Million Dollars ($10,000,000) in accordance with the terms of that certain Second Loan Modification Agreement of even date herewith, by and between Bank and Borrower (the "Second Amendment") and that certain Second Amended and Restated Revolving Promissory Note dated of even date herewith, from Borrower in favor of the Lender (the "Second Amended and Restated Promissory Note");

         WHEREAS, in connection with the Loan, the Guarantor executed and delivered to Bank its Unconditional Guaranty dated July 31, 2004 from the Guarantor in favor of the Bank (as amended, restated, modified, substituted, extended and renewed from time to time, the "Guaranty");

         WHEREAS, the Bank is not willing to increase the Loan, or make other amendments to the Loan Agreement unless the Guarantor unconditionally reaffirms its joint and several obligations under the Guaranty and consents to such amendments; and

         WHEREAS, the Guarantor will benefit directly from the Bank's agreement to increase the Loan.

                                    AGREEMENT

         NOW THEREFORE, as an inducement for the Bank to increase the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

         8. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Guaranty.

         9. The Recitals set forth hereinabove are hereby incorporated by this reference with the same force and effect as it fully set forth herein.

         10. Guarantor has requested and Bank has agreed to amend the Guaranty as provided in this Amendment as follows:

                  (i) Section 10(d) and (e) of the Guaranty are hereby amended and restated in their entirety as follows:

                           10. The Guarantor will do all of the following:

                                    d) Deliver to Bank: (i) as soon as
                  available, but no later than thirty (30) days after the last day of each calendar month, a compliance certificate signed by a Responsible Officer in the form of Exhibit A, (ii) as soon as available, but no later than thirty (30) days after the last day of each calendar month, Guarantor prepared unaudited monthly financial statements and (iii) as soon as available, but no later than one hundred twenty (120) days after the end of Guarantor's fiscal year, Guarantor prepared unaudited financial statements prepared under generally accepted accounting principles, consistently applied.

                                    e) Maintain as of the last day of each
                  month, on a consolidated basis with SOFTBANK Capital Advisors Fund LP and SOFTBANK Capital Partners LP (collectively with the Guarantor, the "SOFTBANK Guarantors"), a minimum of Twenty-Four Million Dollars ($24,000,000) of unrestricted cash plus callable capital, net of all Contingent Liabilities (as defined in the Agreement) of the SOFTBANK Guarantors.

         11. EXHIBIT A (Compliance Certificate), to the Guaranty is hereby replaced in its entirety with EXHIBIT A attached hereto.

         12. The Guarantor acknowledges and agrees that pursuant to the Second Amendment and that certain Second Amended and Restated Promissory Note the maximum outstanding principal amount of the Loan for the period of January through August of each year shall increase from Seven Million Dollars ($7,000,000) to Ten Million Dollars ($10,000,000) and hereby consents to such extension. The Guarantor does hereby unconditionally reaffirm all of its obligations to the Bank under the Guaranty including, without limitation, the payment and performance of the guaranteed obligations as set forth in the Guaranty.

         13. The Guarantor certifies that the representations and warranties contained in its Guaranty remain true, correct and complete in all material respects as of the date hereof with the same force and effect as if made on the date hereof and that it has no offsets, counterclaims or defenses to any of its obligations under the Guaranty as modifies hereby.

         14. Except as modified hereby, the Guaranty remains unmodified and in full force and effect.

         IN WITNESS WHEREOF, the undersigned Guarantor has executed and delivered this Amendment as of the day and year first hereinabove written.


                                     GUARANTOR:

                                     SOFTBANK CAPITAL ADVISORS FUND LP

                                     By: SOFTBANK CAPITAL PARTNERS LLC, its
                                         sole General Partner


                                         By: /s/ Steven J. Murray
                                             -----------------------------------
                                             Name: Steven J. Murray
                                             Title: Administrative Member



                                     BANK:

                                     SILICON VALLEY BANK


                                     By: /s/ Dale Kirkland
                                         ---------------------------------------
                                         Name: Dale Kirkland
                                         Title: Senior Vice President

                                    EXHIBIT A
                             COMPLIANCE CERTIFICATE


TO:               SILICON VALLEY BANK
                  3003 Tasman Drive
                  Santa Clara, CA 95054

FROM:             SOFTBANK CAPITAL PARTNERS LP
                  SOFTBANK CAPITAL LP
                  SOFTBANK CAPITAL ADVISORS FUND LP
                  53 State Street
                  Boston, MA  02109

         Re: Unconditional Guaranties made in favor of Silicon Valley Bank ("Bank") in connection with Bank's loans to ODIMO, INC., ASHFORD.COM, INC., and D.I.A. MARKETING, INC. (collectively, "Borrower")

         The undersigned manager (the "Officer") of SOFTBANK Capital Partners LLC (the "Company"), as the sole General Partner of each of SOFTBANK Capital Partners LP., SOFTBANK Capital LP and SOFTBANK Capital Advisors Fund LP (collectively, "Guarantors"), certifies that under the terms and conditions of each Unconditional Guaranty made by Guarantor in favor of Bank (each, a "Guaranty"), (i) Guarantors are in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in each Guaranty are true and correct on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested by Borrower at any time or date of determination that any Guarantor is not in compliance with any of the terms of any Guaranty, and that compliance is determined not just at the date this certificate is delivered.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.



Reporting Covenant                                            Required                   Complies
------------------                                            --------                   --------

All Guarantors:
         Monthly CC                                           Monthly within 30 days    Yes       No
         Monthly Financial Statements with CC                 Monthly within 30 days    Yes       No

SOFTBANK Capital Partner LP only:
         Audited Financial Statements with CC                 Annually within 120 days  Yes       No

SOFTBANK Capital LP and SOFTBANK Capital
  Advisors Fund LP only:
Company Prepared Financial Statements with CC                 Annually within 120 days  Yes       No



Financial Covenant                                            Required           Actual           Complies
------------------                                            --------           ------           --------

Maintain on a consolidated basis, measured on the
last day of each month:
  Minimum unrestricted cash and callable capital,
  net of contingent liabilities (see breakdown below)         $24,000,000       $__________      Yes     No

(1) Unrestricted Cash:                  $___________
(2) Callable Capital:                   $___________
(3) Contingent Liabilities:             $___________
(4) Item #1 plus #2, minus #3:          $___________




COMMENTS REGARDING EXCEPTIONS: See Attached.                         BANK USE ONLY


                                                                     Received by:
                                                                     --------------------------------------
Sincerely,                                                                         AUTHORIZED SIGNER


                                                                     Date:
                                                                     --------------------------------------
-------------------------------------
SIGNATURE                                                            Verified:
                                                                     --------------------------------------
                                                                                   AUTHORIZED SIGNER

-------------------------------------
TITLE

                                                                     Date:
                                                                     -------------------------------------

-------------------------------------                                Compliance Status:         Yes     No
DATE



                 SECOND AMENDMENT AND REAFFIRMATION OF GUARANTY
                              (SoftBank Capital LP)

         THIS SECOND AMENDMENT AND REAFFIRMATION OF GUARANTY (this "Amendment") is made and executed as of the 7th day of January, 2005, by SOFTBANK CAPITAL LP (the "Guarantor"), and SILICON VALLEY BANK, a California chartered bank, its successors and assigns (the "Bank").

                                    RECITALS

         WHEREAS, the Bank has agreed to make a certain committed revolving line of credit (the "Loan") in the maximum outstanding principal amount of Twelve Million Dollars ($12,000,000) to ODIMO INCORPORATED., a corporation organized and in good standing in the State of Delaware, ASHFORD.COM, INC., a corporation organized and in good standing in the State Delaware and D.I.A. MARKETING, INC., a corporation organized and in good standing in the State of Florida (individually and collectively, the "Borrower"), pursuant to that certain Loan and Security Agreement dated July 31, 2004 by and between the Borrower and the Bank (as amended restated, modified, substituted, extended and renewed from time to time, the "Loan Agreement");

         WHEREAS, the Borrower has requested and the Bank has agreed, among other amendments, to increase the maximum outstanding principal amount of the Loan for the period of January through August of each year from Seven Million Dollars ($7,000,000) to Ten Million Dollars ($10,000,000) in accordance with the terms of that certain Second Loan Modification Agreement of even date herewith, by and between Bank and Borrower (the "Second Amendment") and that certain Second Amended and Restated Revolving Promissory Note dated of even date herewith, from Borrower in favor of the Lender (the "Second Amended and Restated Promissory Note");

         WHEREAS, in connection with the Loan, the Guarantor executed and delivered to Bank its Unconditional Guaranty dated July 31, 2004 from the Guarantor in favor of the Bank (as amended, restated, modified, substituted, extended and renewed from time to time, the "Guaranty");

         WHEREAS, the Bank is not willing to increase the Loan, or make other amendments to the Loan Agreement unless the Guarantor unconditionally reaffirms its joint and several obligations under the Guaranty and consents to such amendments; and

         WHEREAS, the Guarantor will benefit directly from the Bank's agreement to increase the Loan.

                                    AGREEMENT

         NOW THEREFORE, as an inducement for the Bank to increase the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

         15. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Guaranty.

         16. The Recitals set forth hereinabove are hereby incorporated by this reference with the same force and effect as it fully set forth herein.

         17. Guarantor has requested and Bank has agreed to amend the Guaranty as provided in this Amendment as follows:

                  (i) Section 10(d) and (e) of the Guaranty are hereby amended and restated in their entirety as follows:

                           10. The Guarantor will do all of the following:

                                    d) Deliver to Bank: (i) as soon as
                  available, but no later than thirty (30) days after the last day of each calendar month, a compliance certificate signed by a Responsible Officer in the form of Exhibit A, (ii) as soon as available, but no later than thirty (30) days after the last day of each calendar month, Guarantor prepared unaudited monthly financial statements and (iii) as soon as available, but no later than one hundred twenty (120) days after the end of Guarantor's fiscal year, Guarantor prepared unaudited financial statements prepared under generally accepted accounting principles, consistently applied.

                                    e) Maintain as of the last day of each
                  month, on a consolidated basis with SOFTBANK Capital Advisors Fund LP and SOFTBANK Capital Partners LP (collectively with the Guarantor, the "SOFTBANK Guarantors"), a minimum of Twenty-Four Million Dollars ($24,000,000) of unrestricted cash plus callable capital, net of all Contingent Liabilities (as defined in the Agreement) of the SOFTBANK Guarantors.

         18. EXHIBIT A (Compliance Certificate), to the Guaranty is hereby replaced in its entirety with EXHIBIT A attached hereto.

         19. The Guarantor acknowledges and agrees that pursuant to the Second Amendment and that certain Second Amended and Restated Promissory Note the maximum outstanding principal amount of the Loan for the period of January through August of each year shall increase from Seven Million Dollars ($7,000,000) to Ten Million Dollars ($10,000,000) and hereby consents to such extension. The Guarantor does hereby unconditionally reaffirm all of its obligations to the Bank under the Guaranty including, without limitation, the payment and performance of the guaranteed obligations as set forth in the Guaranty.

         20. The Guarantor certifies that the representations and warranties contained in its Guaranty remain true, correct and complete in all material respects as of the date hereof with the same force and effect as if made on the date hereof and that it has no offsets, counterclaims or defenses to any of its obligations under the Guaranty as modifies hereby.

         21. Except as modified hereby, the Guaranty remains unmodified and in full force and effect.

         IN WITNESS WHEREOF, the undersigned Guarantor has executed and delivered this Amendment as of the day and year first hereinabove written.


                                     GUARANTOR:

                                     SOFTBANK CAPITAL LP

                                     By: SOFTBANK CAPITAL PARTNERS LLC, its
                                         sole General Partner


                                         By: /s/ Steven J. Murray
                                             -----------------------------------
                                             Name: Steven J. Murray
                                             Title: Administrative Member



                                     BANK:

                                     SILICON VALLEY BANK


                                     By: /s/ Dale Kirkland
                                         ---------------------------------------
                                         Name: Dale Kirkland
                                         Title: Senior Vice President

                                    EXHIBIT A
                             COMPLIANCE CERTIFICATE


TO:               SILICON VALLEY BANK
                  3003 Tasman Drive
                  Santa Clara, CA 95054

FROM:             SOFTBANK CAPITAL PARTNERS LP
                  SOFTBANK CAPITAL LP
                  SOFTBANK CAPITAL ADVISORS FUND LP
                  53 State Street
                  Boston, MA  02109

         Re: Unconditional Guaranties made in favor of Silicon Valley Bank ("Bank") in connection with Bank's loans to ODIMO, INC., ASHFORD.COM, INC., and D.I.A. MARKETING, INC. (collectively, "Borrower")

         The undersigned manager (the "Officer") of SOFTBANK Capital Partners LLC (the "Company"), as the sole General Partner of each of SOFTBANK Capital Partners LP., SOFTBANK Capital LP and SOFTBANK Capital Advisors Fund LP (collectively, "Guarantors"), certifies that under the terms and conditions of each Unconditional Guaranty made by Guarantor in favor of Bank (each, a "Guaranty"), (i) Guarantors are in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in each Guaranty are true and correct on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested by Borrower at any time or date of determination that any Guarantor is not in compliance with any of the terms of any Guaranty, and that compliance is determined not just at the date this certificate is delivered.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.



Reporting Covenant                                            Required                   Complies
------------------                                            --------                   --------

All Guarantors:
         Monthly CC                                           Monthly within 30 days    Yes       No
         Monthly Financial Statements with CC                 Monthly within 30 days    Yes       No

SOFTBANK Capital Partner LP only:
         Audited Financial Statements with CC                 Annually within 120 days  Yes       No

SOFTBANK Capital LP and SOFTBANK Capital
  Advisors Fund LP only:
Company Prepared Financial Statements with CC                 Annually within 120 days  Yes       No



Financial Covenant                                            Required           Actual           Complies
------------------                                            --------           ------           --------

Maintain on a consolidated basis, measured on the
last day of each month:
  Minimum unrestricted cash and callable capital,
  net of contingent liabilities (see breakdown below)         $24,000,000       $__________      Yes     No

(1) Unrestricted Cash:                  $___________
(2) Callable Capital:                   $___________
(3) Contingent Liabilities:             $___________
(4) Item #1 plus #2, minus #3:          $___________




COMMENTS REGARDING EXCEPTIONS: See Attached.                         BANK USE ONLY


                                                                     Received by:
                                                                     --------------------------------------
Sincerely,                                                                         AUTHORIZED SIGNER


                                                                     Date:
                                                                     --------------------------------------
-------------------------------------
SIGNATURE                                                            Verified:
                                                                     --------------------------------------
                                                                                   AUTHORIZED SIGNER

-------------------------------------
TITLE

                                                                     Date:
                                                                     -------------------------------------

-------------------------------------                                Compliance Status:         Yes     No
DATE

